BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

                    Supplement dated September 5, 2000
                                   to
                    Prospectus dated October 31, 1999

Management and Investment Adviser (page 13)

	Effective August 31, 2000, John G.L. Wright retired as co-manager to the Babson-Stewart Ivory International Fund, Inc. (the "Fund"). James W. Burns, who has assisted Mr. Wright in Fund management since October, 1999, will continue on as the Fund manager. Mr. Burns joined Stewart Ivory in 1990, and has over 18 years of investment management experience.